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                             CITISTREET FUNDS, INC.
                             I Shares and R Shares

                   Supplement to Prospectus dated May 1, 2004

                                 March 8, 2005

On February 11, 2005, the Board of Directors of CitiStreet Funds, Inc., including all of the Independent Directors, approved two new subadvisers for the International Stock Fund (to replace two existing subadvisers, Bank of Ireland Asset Management (U.S.) Limited and Citigroup Asset Management Ltd) and approved a new portfolio manager for the other subadviser (SSgA Funds Management, Inc.).

Also on February 11, 2005, the Board of Directors of CitiStreet Funds, Inc., including all of the Independent Directors, approved a new subadviser for the Small Company Stock Fund to replace Travelers Investment Management Company ("TIMCO").

The Funds have implemented the transition to the new subadvisers.

Set forth below is additional information about the new subadvisory arrangements, which replaces the information in the prospectus relating to the subadvisers for the International Stock Fund and to TIMCO as subadviser to the Small Company Stock Fund.

MANAGEMENT OF THE FUNDS

Alliance Capital Management L.P. ("Alliance") serves as a subadviser to the International Stock Fund through its Bernstein Investment Research & Management unit ("Bernstein unit"). Alliance's corporate offices are located at 1345 Avenue of the Americas, New York, NY 10105. Alliance is an indirect subsidiary of AXA Financial, Inc., a global financial services organization. As of December 31, 2004, Alliance managed approximately $539 billion in assets. The following individual is primarily responsible for the day-to-day management of the portion of the Fund managed by Alliance:

      Giulio Martini has been Senior Vice President and Head of Quantitative and Currency Strategies for Value Equities since 2003. The Bernstein unit created a quantitative strategies team in July 2003, and Mr. Martini was chosen to lead it in at that time. Before that, Mr. Martini served Bernstein as Senior Portfolio Manager and Chief International Economist
      for value equities. In this capacity Mr. Martini was responsible for Bernstein currency models and strategies. Mr. Martini joined Bernstein in 1985 as a senior economist concentrating on U.S. research, and in 1992 he was named both chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team. Prior to joining Bernstein, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He earned a B.A. from the University of Colorado and an M.A. in political economy from Boston University. He also
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      completed all course and examination requirements for the Ph.D. program in economics at Boston University.

Babson Capital Management LLC ("Babson") serves as a subadviser to the Small Company Stock Fund. Its corporate offices are located at One Memorial Drive, Cambridge, MA 02142-1300. Babson is an indirect subsidiary of Massachusetts Mutual Life Insurance Company. As of December 31, 2004, Babson managed approximately $89.7 billion of assets. The following individuals are primarily responsible for the day-to-day management of the portion of the Small Company Stock Fund managed by Babson:

      Paul S. Szczygiel, C.F.A., Managing Director, co-Portfolio Manager, has been the team leader responsible for managing Babson Capital's small cap growth portfolios since the products inception in March 2000. He continues to serve as the head of Babson Capital's Small Cap Core Growth Team and is responsible for portfolio management for the micro cap core and small cap core strategies in addition to the small cap growth strategy. Prior to joining Babson Capital (or a former affiliate of Babson Capital) in 1994, he was a stock analyst at Standard & Poor's and Bear Stearns. Mr. Szczygiel has over twenty years of investment experience. He holds a B.A. and M.B.A. from Clark University.

      Robert K. Baumbach, C.F.A., Managing Director, has been the co-Portfolio Manager for Babson Capital's small cap growth portfolios since the products inception in March 2000. He continues to serve as a member of Babson Capital's Small Cap Core Growth Team and is responsible for portfolio management for the micro cap core and small cap core strategies in addition to the small cap growth strategy. Prior to joining Babson Capital in 1999, he held positions at Standard & Poor's, Keystone Custodian Funds, and most recently at Putnam Investments. Mr. Baumbach has over 19 years of investment experience. He received a B.S. from Towson State University and a M.S. from University of Baltimore.

Oechsle International Advisors LLC ("Oechsle") serves as a subadviser to the International Stock Fund. Its corporate offices are located at One International Place, Boston, MA 02110. Oechsle is a Delaware limited liability company. As of December 31, 2004, Oechsle managed approximately $16.5 billion of assets. The following individual is primarily responsible for the day-to-day management of the portion of the International Stock Fund managed by Oechsle:

      L. Sean Roche is a Managing Principal, CIO, COO, and Portfolio Manager/Research Analyst for Oechsle. He has held this position since October 1998. Mr. Roche coordinates and oversees Oechsle's investment activities and organizational management. Between 1986 and 1998, Mr. Roche served as General Partner, COO, Portfolio Manager, and Analyst for Oechsle International Advisors, L.P. Prior to founding Oechsle International Advisors, L.P. in 1986, Mr. Roche was a vice president and portfolio manager for Putnam International Advisors. Mr. Roche has twenty-nine years of international investment
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      experience. He holds a B.S. in Economics (with honors) from the London
      School of Economics.

SSgA Funds Management, Inc. ("SSgA") serves as a subadviser to the International Stock Fund. Its corporate offices are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. SSgA is an affiliate of State Street Corporation and of the Manager. As of December 31, 2004, SSgA managed approximately $98 billion of assets. All of the SSgA companies combined, including SSgA Funds Management, Inc., manage approximately $1.4 trillion in assets.

SSgA manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within a team work together in a cohesive manner to develop and enhance techniques that drive the investment process for a particular investment strategy. This approach requires portfolio managers to share a variety of responsibilities (including investment strategy and analysis) while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the State Street Global Advisors Investment Committee. The following individuals are primarily responsible for the day-to-day management of the portion of the International Stock Fund managed by SSgA:

      Paul Moghtader, C.F.A., is a Principal of State Street Global Advisors and a Senior Portfolio Manager in the Global Active Equity group. Paul is co-lead portfolio manager on the International Stock Fund. He is responsible for both stock selection and the portfolio construction process on a daily basis and he is supported by the other backup portfolio managers listed below. The investment process Paul and the team employ is quantitative in nature. Paul currently works from SSgA's Boston office after six years managing portfolios from SSgA's Paris and London offices. Prior to joining SSgA in 1998, Mr. Moghtader worked as a programmer of financial systems. He has eight years of industry experience. Mr. Moghtader earned an M.B.A. from the JL Kellogg Graduate School of Management at Northwestern University and a B.A. in Economics from Macalester College.

      Craig Scholl, C.F.A., is a Principal of State Street Global Advisors and a Senior Portfolio Manager in the Global Active Equity Group. Craig is co-lead portfolio manager on the International Stock Fund. He is responsible for both stock selection and the portfolio construction process on a daily basis and he is supported by the other backup portfolio managers listed below. The investment process Craig and the team employ is quantitative in nature. Prior to joining SSgA in 2000, Mr. Scholl served for 3 years as Managing Director of Public Equities for the Virginia Retirement System, where he was responsible for internally and externally managed portfolios. Before that, from 1990 to 1997, he was a pension investment manager within two large corporations. His prior experience also includes serving as a consultant with InterSec Research and as a vice president at I/B/E/S. Mr. Scholl earned a B.S. in Finance and Television Production from Syracuse University. He is a member of the CFA Institute and
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      the Boston Security Analysts Society. He currently serves on the investment committees of the Unitarian Universalist Association and an educational foundation.

      Didier Rosenfeld, C.F.A., is a Principal of State Street Global Advisors and a Portfolio Manager in the Global Active Equity Group. He is responsible for product development and portfolio management across the quantitative international active equity strategies. Didier is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Since joining SSgA in May of 2000, Mr. Rosenfeld has focused on international equities. Prior to joining SSgA, he worked as an assistant trader for the BCEN Eurobank and as an auditor/consultant for Arthur Andersen. Mr. Rosenfeld earned a Masters in Management with honors from Rheims Graduate School of Management, a premier French Graduate School of Management. Mr. Rosenfeld is a member of Phi Kappa Phi and Beta Gamma Sigma as well as MENSA International.

      Matthew McPhee is a Principal of State Street Global Advisors and a Senior Portfolio Manager in the Global Active Equity Group. He is responsible for product development and portfolio management across the quantitative international active equity strategies. Matthew is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Prior to joining SSgA in November of 2004, Mr. McPhee worked for AMP Capital Investors in Australia for 12 years. Before that, from 1987 to 1990, and from 1990 to 1992, respectively, he served as a senior analyst for Merrill Lynch and Morgan Stanley, also in Australia. Mr. McPhee earned a Bachelor of Economics from the University of Sydney. He has over twenty years of experience in fundamental research and investment management, and he brings these skills and perspectives to SSgA's philosophy of pragmatic quant.

      Craig DeGiacomo is a Principal of State Street Global Advisors and SSgA Funds Management, Inc., and a member of the Global Active Equity Group. Mr. DeGiacomo is a backup portfolio manager on the International Stock Fund, assisting Craig and Paul with their day to day responsibilities. As backup portfolio manager, he will take on the day to day responsibilities of the lead managers when they are required to travel or if they are not physically in an investment office of SSgA. Prior to assuming his current role in 2001, Mr. DeGiacomo was an Operations Manager for SSgA's Global Structured Products Group, where he was responsible for overseeing investment operations for developed and emerging markets. Before that, he was an Operations Associate. Mr. DeGiacomo joined SSgA in 1996 from State Street Corporation's Public Funds Division. Mr. DeGiacomo earned a B.S. from Providence College and an M.B.A. from Boston College. He is working toward his C.F.A. designation.
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ADVISORY FEES

The chart below sets forth the fees to be paid by the Funds to each of the subadvisers listed above. The fees are shown as an annual percentage of the average net assets of the Fund that are managed by that subadviser.

         Subadviser            Subadvisory Fee Rate
         ----------            --------------------
         Alliance              0.55% for first $100 million in assets,
                               Plus 0.50% for next $50 million in assets,
                               Plus 0.40% for assets over $150 million

         Babson                0.70% for first $100 million in assets,
                               Plus 0.65% for next $50 million in assets, Plus 0.60% for assets over $150 million

         Oechsle               0.50% for first $100 million in assets,
                               Plus 0.45% for next $50 million in assets, Plus 0.40% for assets over $150 million

         SSgA                  0.50% for first $50 million in
                               assets, Plus 0.45% for next $100
                               million in assets, Plus 0.40% for
                               assets over $150 million

The implementation of the new subadvisory agreements, with the fee rates shown above, will result in an increase in the total fees paid by the Funds to the subadvisers.

As indicated on page 12 of the prospectus, the advisory fee rate in 2003 for the International Stock Fund was 0.74% (as a percentage of average net assets). Assuming Fund asset levels as of December 31, 2004, the annual advisory fee rate under the new agreements for the International Stock Fund would be 0.743% (as a percentage of average net assets).

As indicated on page 12 of the prospectus, the advisory fee rate in 2003 for the Small Company Stock Fund was 0.60% (as a percentage of average net assets). Assuming Fund asset levels as of December 31, 2004, the annual advisory fee rate under the new agreement for the Small Company Stock Fund would be 0.648% (as a percentage of average net assets).